EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On July 31, 2015, Acxiom Corporation (the “Company”), together with certain of its subsidiaries, completed the  previously announced sale of the Company’s hosting services, cloud computing IT services and IT advisory services business (the “ITO Business”), on the terms described in the Company’s Current Report on Form 8-K filed with the SEC on May 20, 2015.  The sale was consummated through the contribution of certain assets related to the ITO Business to certain of the Company’s foreign subsidiaries and the sale of the equity of such subsidiaries, as well as of the subsidiary owning the US ITO Business, to Aspen Holdco, Inc., a Delaware corporation and an entity affiliated with investment funds managed by Charlesbank Capital Partners and M/C Partners (“Buyer”).

At the closing of the transaction, the Company received approximately $133 million in cash ($140 million stated sales price less closing adjustments of $7 million). Also, the Company may receive up to a maximum of $50 million in contingent payments subject to certain performance metrics.  In addition, the Company received a 5% retained profits interest in the divested entity, subject to a defined value over which the Company will participate in profits.

The Company applied $55 million of net proceeds to repay outstanding Company indebtedness which was required in order to comply with the Company’s existing credit agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, and certain lender parties thereto (the “Credit Agreement”).

The unaudited pro forma condensed consolidated financial information shown below is based on historical consolidated financial statements of the Company.  The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2015 presents the Company’s historical consolidated statement of financial position, giving effect to the disposition as if it had been completed on March 31, 2015.  The accompanying unaudited pro forma condensed consolidated statements of operations for the years ended March 31, 2015, 2014, and 2013 present the Company’s historical consolidated statements of operations, giving effect to the disposition as if it had been completed on April 1, 2012, the beginning of the earliest period presented.

The unaudited pro forma condensed consolidated financial statements include specific, factually supportable assumptions and adjustments that are directly related to the disposition. These pro forma adjustments have been made to illustrate the anticipated financial effect of the disposition on the Company. The adjustments are based upon available information and assumptions that the Company believes are reasonable as of the date of this filing. However, actual adjustments may differ materially from the information presented. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed consolidated financial information. The unaudited pro forma condensed consolidated financial statements, including notes thereto, should be read in conjunction with the historical financial statements and notes thereto of the Company included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2015.

Acxiom Corporation
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2015

(in thousands)	Historical Acxiom	Acxiom ITO Adjustment (Note A)	Other Pro Forma Adjustments	Note Reference	Pro Forma Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$ 141,010	$ —	$ 73,207	(B)	$ 221,247
Trade accounts receivable, net	162,639	(35,743)			126,896
Deferred income taxes	28,372	(2,762)			25,610
Refundable income taxes	5,239	—	(819)	(C)	4,420
Restricted cash held in escrow	31,000	—			31,000
Other current assets	45,682	(10,707)			34,975
Assets from discontinued operations	112	—			112
Total current assets	414,054	(49,212)	72,388		437,230
Property and equipment, net of accumulated depreciation and amortization	220,590	(44,336)			176,254
Software, net	68,962	—			68,962
Goodwill	568,870	(71,508)			497,362
Purchased software licenses, net	13,494	(3,943)			9,551
Other assets, net	36,454	(3,173)			33,281
Total assets	$ 1,322,424	$ (172,172)	$ 72,388		$ 1,222,640

LIABILITIES AND EQUITY
Current liabilities:
Current installments of long-term debt	$ 32,885	$ (653)			$ 32,232
Trade accounts payable	38,951	(8,857)			30,094
Accrued expenses
Payroll	39,026	(2,367)			36,659
Other	67,867	(5,113)			62,754
Acquisition escrow payable	31,000	—			31,000
Deferred revenue	37,278	(3,658)			33,620
Liabilities from discontinued operations	1,008	—			1,008
Total current liabilities	248,015	(20,648)			227,367

Long term debt	254,539	(6,684)	(55,000)	(B)	192,855
Deferred income taxes	103,391	(22,716)			80,675
Other liabilities	13,222	(6,377)			6,845

Commitments and contingencies
Equity:
Common stock	12,794	-			12,794
Additional paid-in capital	1,034,526	-			1,034,526
Retained earnings	591,798	(115,747)	115,747	(B)	603,439
			(819)	(C)
			12,460	(D)
Accumulated other comprehensive income	9,413	—			9,413
Treasury stock	(945,274)	—			(945,274)
Total equity	703,257	(115,747)	127,388		714,898
	$ 1,322,424	$ (172,172)	$ 72,388		$ 1,222,640

See accompanying Notes to Pro Forma Financial Information

Acxiom Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Fiscal Year Ended March 31, 2015

(in thousands, except per share amounts)	Historical Acxiom	Acxiom ITO Adjustment (Note A)	Other Pro Forma Adjustments	Note Reference	Pro Forma Consolidated
Revenues	$ 1,020,059	$ (215,148)	$ —		$ 804,911
Operating costs and expenses:
Cost of revenue	807,469	(167,524)	—		639,945
Selling, general and administrative	188,561	(13,511)	—		175,050
Gains, losses, and other items, net	24,633	(2,033)	—		22,600
Total operating costs and expenses	1,020,663	(183,068)	—		837,595
Income (loss) from operations	(604)	(32,080)	—		(32,684)
Other expense:
Interest expense	(10,050)	2,378	—		(7,672)
Other, net	(1,325)	334	—		(991)
Total other expenses	(11,375)	2,712	—		(8,663)
Loss from continuing operations before income taxes	(11,979)	(29,368)	—		(41,347)
Income taxes	(2,832)	(11,973)	—		(14,805)
Net earnings (loss) from continuing operations	(9,147)	(17,395)	—		(26,542)

Basic and diluted loss per share from continuing operations	$ (0.12)				$ (0.34)
Basic and diluted shares used in the calculation of net loss per share from continuing operations	77,106				77,106

See accompanying Notes to Pro Forma Financial Information

Acxiom Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Fiscal Year Ended March 31, 2014

(in thousands, except per share amounts)	Historical Acxiom	Acxiom ITO Adjustment (Note A)	Other Pro Forma Adjustments	Note Reference	Pro Forma Consolidated
Revenues	$ 1,062,278	$ (257,125)	$ —		$ 805,153
Operating costs and expenses:
Cost of revenue	795,562	(186,700)	—		608,862
Selling, general and administrative	169,376	(16,757)	—		152,614
Impairment of goodwill and other assets	24,953	—	—		24,953
Gains, losses, and other items, net	21,914	(4,752)	—		17,162
Total operating costs and expenses	1,011,805	(208,209)	—		803,596
Income from operations	50,473	(48,916)	—		1,557
Other income (expense):
Interest expense	(11,671)	3,000	—		(8,671)
Other, net	1,817	(3)	—		1,814
Total other expenses	(9,854)	2,997	—		(6,857)
Earnings from continuing operations before income taxes	40,619	(45,919)	—		(5,300)
Income taxes	29,627	(17,587)	—		12,040
Net earnings (loss) from continuing operations	10,992	(28,332)	—		(17,340)

Basic earnings (loss) per share from continuing operations	$ 0.15				$ (0.23)

Diluted earnings (loss) per share from continuing operations	$ 0.14				$ (0.23)

Shares used in the calculation of net earnings (loss) per share from continuing operations:
Basic	74,690				74,690
Diluted	76,954				74,690

See accompanying Notes to Pro Forma Financial Information

Acxiom Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Fiscal Year Ended March 31, 2013

(in thousands, except per share amounts)	Historical Acxiom	Acxiom ITO Adjustment (Note A)	Other Pro Forma Adjustments	Note Reference	Pro Forma Consolidated
Revenues	$ 1,068,158	$ (275,469)	$ —		$792,689
Operating costs and expenses:
Cost of revenue	811,401	(221,416)	—		589,985
Selling, general and administrative	153,990	(8,650)	—		145,340
Gains, losses, and other items, net	1,751	(969)	—		782
Total operating costs and expenses	967,142	(231,035)	—		736,107
Income from operations	101,016	(44,434)	—		56,582
Other expense:
Interest expense	(12,694)	3,902	—		(8,793)
Other, net	152	38	—		190
Total other expenses	(12,542)	3,940	—		(8,603)
Earnings from continuing operations before income taxes	88,474	(40,595)	—		47,980
Income taxes	32,649	(15,387)	—		17,262
Net earnings from continuing operations	55,825	(25,107)	—		30,718

Basic earnings per share from continuing operations	$ 0.75				$ 0.41
Diluted earnings per share from continuing operations Shares used in the calculation of net earnings (loss) per share from continuing operations:	$ 0.73				$ 0.40
Basic	74,814				74,814
Diluted	76,497				76,497

See accompanying Notes to Pro Forma Financial Information

Acxiom Corporation
Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
As of March 31, 2015, and For the Fiscal Years Ended March 31, 2015, 2014 and 2013

Pro Forma Adjustments to the Condensed Consolidated Balance Sheet as of March 31, 2015

(A)	To eliminate the assets and liabilities sold in the disposition of the ITO Business.

(B)
To record net cash proceeds of $73.2 million received from the disposition of the ITO Business, representing cash proceeds of $133.4 million ($140.0 million stated sales price less closing adjustments of $6.6 million) net of $55.0 million which was used to repay outstanding indebtedness and transaction costs of $5.2 million

(C)	To record the estimated tax impact associated with the gain on the disposition of the ITO Business.

(D)
To record the estimated gain on disposition. Any contingent payments to be received in connection with the transaction will be recognized when the contingency is resolved in accordance with Accounting Standards Codification Topic 450 “Contingencies”.

Pro Forma Adjustments to the Condensed Consolidated Statements of Operations for the Fiscal Years Ended March 31, 2015, 2014 and 2013

(A)	To eliminate the revenues and direct expenses of the disposed ITO Business.